UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2008
PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000, San Antonio, Texas (Address of principal executive offices)	78209 (Zip Code)
(210) 828-7689
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A (the Amendment No. 1) amends Pioneer Drilling Company’s Current Report on Form 8-K filed on March 3, 2008 (the “Initial Filing”), in which Pioneer Drilling Company reported the completion of its acquisition of the production services business of WEDGE Group Incorporated. This Amendment No. 1 is being filed to include the financial statements and pro forma information required under Item 9.01 of Form 8-K. Except for the filing of such financial statements and pro forma information, this Amendment No. 1 does not modify or update any other disclosures in, or exhibits to, the Initial Filing. The information previously reported in the Initial Filing is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Audited Combined Financial Statements of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C., and WEDGE Fishing & Rental Services, L.L.C. as of and for the years ended December 31, 2007, 2006 and 2005; a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated by reference.

Audited Combined Financial Statements of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C., and WEDGE Fishing & Rental Services, L.L.C. as of and for the nine months ended December 31, 2007; a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2007, and the related Combined Statement of Operations for the year ended December 31, 2007, and Unaudited Pro Forma Combined Statement of Operations for the nine months ended December 31, 2007; a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Fitts, Roberts & Co., P.C.

99.1	Audited Combined Financial Statements of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C., and WEDGE Fishing & Rental Services, L.L.C. as of and for the years ended December 31, 2007, 2006 and 2005.

99.2	Audited Combined Financial Statements of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C., and WEDGE Fishing & Rental Services, L.L.C. as of and for the nine months ended December 31, 2007.

99.3	Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2007, and the related Combined Statement of Operations for the year ended December 31, 2007, and Unaudited Pro Forma Combined Statement of Operations for the nine months ended December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
By:	/s/ Joyce M. Schuldt
Joyce M. Schuldt
Executive Vice President, Chief Financial Officer and Secretary

Dated: May 12, 2008

Exhibit Index

Exhibit No.	Description

23.1	Consent of Fitts, Roberts & Co., P.C.

99.1	Audited Combined Financial Statements of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C., and WEDGE Fishing & Rental Services, L.L.C. as of and for the years ended December 31, 2007, 2006 and 2005.

99.2	Audited Combined Financial Statements of WEDGE Wireline Services, Inc., WEDGE Well Services, L.L.C., and WEDGE Fishing & Rental Services, L.L.C. as of and for the nine months ended December 31, 2007.

99.3	Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2007, and the related Combined Statement of Operations for the year ended December 31, 2007, and Unaudited Pro Forma Combined Statement of Operations for the nine months ended December 31, 2007.